Standex International

Focused
Diversity

Growth
through targeted
Acquisitions

Operational
Excellence

Engineered
Products

Customer
Solutions

Safe Harbor Statement

Included in this presentation are certain "forward-looking" statements, involving risks and uncertainty, which are covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the words: believe, expect, anticipate, intend, are confident, estimate and similar expressions, which by their nature refer to future events. Actual future results may differ materially from those anticipated, depending on a variety of factors. Information with respect to risk factors is contained from time to time in the Company's filings with the U. S. Securities and Exchange Commission, including the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on September 13, 2005. Viewers should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not intend to update the information contained in this presentation, except as required by law.









- Standex
  - $665M+ in annual sales
  - Multi-industry niche market leader
  - Good platform for consistent growth over the long term
  - Cash Flow Driven



Standex Highlights

- Double-digit increases in sales and earnings over the past two fiscal years
- Diversified revenue base
- Consistent cash flow and working capital management
- 40 years of dividends; 35 increases
- Strong balance sheet
- Disciplined implementation of Focused Diversity Strategy
- Experienced management team

Standex "Focused Diversity" Strategy

- Focused Diversity
  - Create fewer, larger and more profitable business units
  - Future investment and growth plans focused on building selected strategic business units
  - Top line growth through organic growth initiatives and acquisitions
  - Enhance global footprint of businesses

- Emphasize value added business/product segments to yield higher returns
  - Customer solutions and engineered products

- Operational Excellence
  - Continuous improvement initiatives in cost reduction and working capital performance
  - Lean enterprise is a key implementation tool
  - Leverage operational synergies across/within business groups

- Financial Expectations
  - Top Line Growth
    - Organic Growth at GDP + 1-2% year
    - Acquisition Growth of 3-4%/year
  - Minimum 10% EBIT at division level
  - Target 12-14% EBIT for strategic growth business units
  - 100% cash conversion of EBIT
  - Working capital turns @ 5.5 or better

Focused Diversity Strategy – Implementation Phase I – Restructuring and Realignment

Objectives

- Address under performing/troubled businesses
- Improve cost position by consolidating manufacturing facilities
- Strengthen and align portfolio
- Strengthen balance sheet by improving working capital management

Phase I – Restructuring and Realignment (FY03-FY05)

Results

- Six businesses sold or closed ($97M in annual sales)
- Five plant consolidations
- Six strategic acquisitions ($75M in annual sales)
- $8M+ in annual cost savings
- Sales of land and buildings generated more than $17M of cash and $9M of gains
- Sales per square foot of manufacturing floor space improved by 25%
- Since 2001 working capital reduced by $45M and working capital turns improved by 64%
- Since 2001 net debt to capital improved from 46% to 32%

Phase II – Project Focus

Objectives:

- Further narrow the focus of the portfolio
- Build on existing platforms
- Achieve greater synergies between operating groups
- Accelerate profitable growth

Phase II Project "Focus"

Key Initiatives:

- Divest Consumer Group
- Complete series of strategic bolt on acquisitions
  - Build on existing platforms
  - Ideally would complete one or more larger acquisitions
- Invest in key operating initiatives
  - Mexico
  - China

Project Focus

- Berkery Noyes engaged to represent Standex in divestiture process
- Three separate transactions to run concurrently in priority order
  - Standard Publishing
  - **Standex Direct**
  - **Berean Christian Stores**

  } FY05: Sales = $91.6M; EBIT = $6.14M; EBITDA = $7.0M

- Expect to substantially complete all transactions during FY06

Innovent

- Manufactures processing equipment to make absorbent cores for child/adult diapers, feminine hygiene products and medical underpads
- Annual sales volume of $8.4M
- Production of brazed honeycomb material/structures is a core competence
- Facilities located in the US and Netherlands
- Solid management and technical expertise
- Has been an “orphan” business with little investment or support from current parent
- Historically little effort made to grow sales
- 25% global market share with superior technology

Innovent Products



Custom Engineered
Diaper Forming
Tooling



Specialized Honeycomb
Structures for Military &
Medical Applications

Innovent Synergies

- Significant overlap with Standex Engraving customers (P&G, Kimberly Clark)
- Develop and leverage mutual sales channel for Innovent and Perkins product lines
- Expand sales effort to penetrate Asia, South America and ROW
- Potential new product synergies with Perkins product line
- Innovent will be integrated into Standex Engraving
- Highly profitable and accretive in FY06

Kool Star

- Manufactures and sells walk-in coolers/freezers on the West Coast
- Currently located in Los Angeles, CA
- Sales of $9.0M
- Broad market position in Southern California and presence in several local buying groups
- Manufacture panels and buys refrigeration systems

Three Star Refrigeration Engineering, Inc.

Kool Star
Three Star Refrigeration Engineering, Inc.


KOOL STAR UNIFOAM™ CEILING PANELS
KOOL STAR UNIFOAM™ CORNER PANEL
KOOL STAR UNIFOAM™ DOOR AND DOOR SECTION
KOOL STAR UNIFOAM™ FLOOR PANEL WITH BUILT IN N.S.F. RADIUS

Manufacturer of Walk-In Cold Storage Coolers & Freezers

Industries served:

- **Food Service**
- **Hotels**
- **Schools and Universities**
- **Hospitals**
- **Meat Packing**
- **Food Processing**
- **Institutions**
- **Mortuaries**

Kool Star Strategy/Synergies

- Neither Master-Bilt nor Nor-Lake have been particularly successful in penetrating Southern California/Southwest USA due to freight costs
- Kool Star offers
  - Installed customer base
  - Existing channel of sales
  - Manufacturing equipment for walk-in panel production
- Relocate Kool Star to new Mexico facility and expand sales effort in the southwest US
- Cost Synergies
  - Purchasing savings (metal, foam, freight)
  - Master-Bilt refrigeration savings
  - Mexico labor savings
- Kool Star will be integrated into Master-Bilt
- Accretive in FY06

Standex Operating Tactics


Financial
Performance

Top Line Growth

Organic

- New products
- New sales channels
- Geographic expansion
- Brand label relationships
- New services offerings
- Joint ventures/partnerships

Acquisitions

Operational Excellence

- Lean Enterprise
- Purchasing programs
- Low cost manufacturing
- Re-engineering
- Working capital improvements
- Improved business systems
- New manufacturing processes

Mexico Manufacturing

Standex Strategy

- Achieve lower cost for labor intensive products
- Create cost competitive position to penetrate price sensitive "large retail" markets
- Position for growth in Southwest US geographic markets

Mexico Manufacturing

Status

- Standex has committed to 120,000 sq. ft. facility in Nogales, Sonora, Mexico
- Operation will be operated as a “shelter” where several Standex divisions are co-located
- Installing manufacturing equipment in new plant late second quarter FY06
- Initial production in third quarter FY06
- Ramp up to continue through FY07
- Expect to achieve direct labor headcount of 180-200 and $2-2.5M annual savings in FY08

Standex Nogales Facility




ARIZONA
Phoenix
Tucson
San Diego
Nogales
SONORA
Hermosillo
Cd. Obregon
Baja Peninsula
Nogales
Hermosillo
Cd. Obregon
MEXICO
Gulf of Mexico
Mexico City

Standex in China

Standex Strategy

- Establish low cost sources for components and finished goods
- Expand Standex global infrastructure to support global OEM's
- Be positioned to sell into domestic China market
- Establish manufacturing presence as appropriate

Standex in China

Sourcing

- Trading office established in Tianjin
- Sourcing team in place
- Majority of divisions have active sourcing initiatives
- Results to date indicate 20-30% savings achievable

Global Network

- Standex Engraving has established operations in China to support global automotive OEM's
- Current operation in Guangzhou
- Investigating opportunities in Shanghai

Standex in China


Hailar
Qiqihar
Harbin
Changchun
Shenyang
Karamay
Yining
Urumqi
Kashgar
Yumen
MONGOLIA
Cherlen Gol
Hohhot
Beijing
Tianjin
KOREA
Yinchuan
Shijiazhuang
Golmud
Xining
Lanzhou
Taiyuan
Jinan
Yellow River
Yellow Sea
Shiquanhe
Zhengzhou
Xian
Hefei
Nanjing
Shanghai
Yarlong Tsangpo River
Chengdu
Yangtze River
Lhasa
Chongqing
Hangzhou
East China Sea
Nanchang
INDIA
Guiyang
Changsha
Fuzhou
Ganga
Brahmaputra
Kunming
Taibei
BURMA
Nanning
Guangzhou
Macau
Hong Kong
Dongsha Qundao
Mekong
Haikou
Xisha Qundao
PHILIPPINES
Zhongsha Qundao
South China Sea
Nansha Qundao

Tianjin/Beijing

Shanghai

Guangzhou

Business Segments

- Food Service Equipment Group
- Air Distribution Products Group
- Engineered Products
- Standex Engraving
- Consumer Products

Segment Performance

FY 05


Engineered
19%
Food Service
Equipment
37%
Engraving
11%
ADP 19%
Consumer
14%


Engineered
28%
Food Service
Equipment
33%
Engraving
17%
Consumer
10%
ADP
12%

Net Sales **Income From Operations**

Food Service Equipment Group

- Products: walk-in coolers, freezers; merchandising display cases; rotisseries and fryers; institutional feeding systems
- Markets: restaurant industry, food retailers, institutional caterers
- Key brands: Master-Bilt; Nor-Lake; BKI; USECO; Federal; Procon, Kool Star
- Market rankings: #1 walk-in cooler and freezer in N.A.; niche leadership in value add markets





Food Service Equipment Group

- **Growth Drivers**
  - Favorable demographics
  - Modern life style favors eating out/take away meals
  - Non-traditional retail stores adding food products
- **Growth Strategy**
  - Maximize brand, service, quality and technology reputation
  - Diversify sales channel and broaden product offering
  - Leverage national account relationships
  - Build scientific market presence
- **Priorities**
  - Develop cross selling operations
  - Benefit from "Best Practice"
  - Leverage purchasing power
  - Be the low cost producer

Air Distribution Products Group

- Products: galvanized steel duct work
- Key brands: Snappy, ACME, ALCO, Standex
- Markets: new residential construction, remodels
- Market rankings: #1 national residential galvanized steel duct work





Air Distribution Products Group

- Growth Drivers
  - Market for new homes and apartments
  - Increased size of homes
  - Remodeling of aging housing stock
- Growth strategy
  - Leverage nationwide presence with large HVAC wholesaler chains
  - Access DIY market
  - Acquire commercial HVAC capability
- Priorities
  - Expand market share
  - Leverage purchasing power
  - Utilize Lean Enterprise techniques
  - Invest in automation

Standex Engraving

- Products: mold texturizing and roll, plate engraving
- Key brands: Mold Tech, Roehlen Engraving, I R International, Mullen, Eastern Engraving, B.F. Perkins, Dornbusch, Innovent
- Markets: auto, construction material, flooring, consumer products, electronics
- Market rankings: #1 global in mold texturizing, N.A. leader in engineered roll and plate engraving





Standex Engraving

- Growth Drivers
  - New automobile designs, product introductions
  - New applications for texturized surfaces
- Growth strategy
  - Expand global network (China, Mexico, Eastern Europe)
  - Maintain technology edge in digital techniques
- Priorities
  - Leverage global technologies and service capabilities with OEM's
  - Invest in digital technology development
  - Capitalize on recent plant consolidations

Engineered Products

- Products: Metal fabrication; telescopic, piston rod cylinder hoists; electro-mechanical engineered products, electronic components
- Key Brands/Markets:
  - Spincraft
    - Aerospace, energy
  - Standex Electronics
    - Automotive and industrial electrical systems
  - Custom Hoists
    - Off road vehicles, heavy construction equipment







Engineered Products

- Growth Drivers
  - Industrial expansion (energy & aerospace)
  - Automation/consumer convenience
  - Construction spending
- Growth Strategy
  - Product sales channel and market diversification
  - New product development
  - Geographic expansion
- Priorities
  - Invest in new product and sales diversification
  - Expand Asia and Europe sales channels
  - Capitalize on China sourcing

Standex Acquisition Process

- Disciplined team work approach to identifying, acquiring and integrating acquisitions
- Strategic review of each Standex business group identifies acquisition parameters
- Acquisition parameters drive search process
- Standex utilizes internal and external resources to identify and approach acquisition targets
- Senior level corporate and divisional management heavily involved in acquisition process to assure cultural/business fit and viability of synergies
- Due Diligence effort led and primarily resourced internally
- Business Plan
  - Quantifiable synergies
  - Financial targets
  - Accretion model
  - Disciplined pricing negotiation
  - Integration plan and team members
- Look to retain management to assure successful integration

Acquisition Criteria

- Strategic bolt-ons – build on core businesses
- Exploitable synergies
- Sales typically between $10-$80M
- Targeted to be accretive in first year
- Purchase price range of 4-8X EBITDA
- Prefer privately held companies
- Purchase terms cash and/or stock

Capital Allocation

- How do we use our cash?
  - Support investment needs of divisions
  - Acquisitions
  - Dividends
  - Debt reduction
  - Stock buyback
- Capital allocation: ROCE + strategic fit

Performance Based Management Compensation

Annual Incentive Plan (AIP)

- Current year financial goals (60%)
  - Sales
  - Earnings
  - Operating cash
- Long term (2-3 year) strategic goals (40%)
  - Sales growth
  - Operational excellence
- Minimum 20% paid out in SXI stock

Long Term Incentive Plan (LTIP)

- 3 year cycle
- Payout based on growth in operating income
- Awards made in restricted shares and performance share units

Shareholder Summary

Top 15 Institutional Shareholders

Wedge Capital Management LLP
Royce & Associates LLC
Barclays Global Investors, N.A.
Third Avenue Management LLC
AXA Rosenberg Investment Management LLC
Hale & Dorr Capital Management LLC
National Rural Electric Coop. Assn.
Vanguard Group
Dimensional Fund Advisors, Inc.
Brandywine Asset Management, Inc.
Gabelli Asset Management, Inc.
LSV Asset Management
Dalton, Grenier, Hartman, Maher & Co.
Wellington Management Co., LLP
SSGA Funds Management



Other
Institutional
Management
ESOP

100 Institutional Shareholders own 61% of Standex

Corporate Governance

- Updated board and subcommittee charters
- In compliance with all SEC and NYSE governance requirements
- Three new independent directors added
- Successful SOX 404 compliance in FY05

Near Term Management Focus

- Drive organic sales growth and diversification
- Divest Consumer Group
- Complete strategic bolt-on acquisitions
- Continue to implement Lean Enterprise
- Startup Mexico manufacturing facility
- Capitalize on China sourcing opportunities
- Maintain working capital turns


Standex International Corporation
Net Sales ($ M)
675
650
625
600
575
550
525
500
475
450
501.2
485.0
477.5
490.2
577.5
666.2
2000
2001
2002
2003
2004
2005


Standex International Corporation
Earnings per Share (Diluted) From Continuing Operations
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$1.70
$1.55
2000
2001
2002
2003
2004
2005


Standex International Corporation
Net Working Capital ($M)
2000
2001
2002
2004


Standex International Corporation
Net Debt ($M)
150
140
130
120
110
100
90
80
145.4
146.6
124.2
98.4
92.0
81.8

	2000	2001	2002	2003	2004	2005
Net Debt	145.4	146.6	124.2	98.4	92.0	81.8